EXHIBIT 10.1

THIRD AMENDMENT

THIS THIRD AMENDMENT is dated as of March             , 2003 (this “Third Amendment”) between HUGHES ELECTRONICS CORPORATION, a corporation organized and existing under the laws of Delaware (the “Borrower”), and GENERAL MOTORS ACCEPTANCE CORPORATION, a corporation organized under the laws of Delaware (the “Lender”).

W I T N E S S E T H :

WHEREAS, the Borrower and Lender entered into a certain Revolving Credit Agreement dated as of October 1, 2001, which agreement was amended by that certain First Amendment (the “First Amendment”) dated as of February 20, 2002 and that certain Second Amendment (the “Second Amendment”) dated November 26, 2002 (as amended by the First Amendment and Second Amendment, the “Credit Agreement”); and

WHEREAS, the Borrower and the Lender entered into a certain Loan Set-Off and Security Agreement dated as of October 1, 2001, which agreement was amended by the First Amendment and Second Amendment (as amended by the First Amendment and Second Amendment, the “Loan Set-Off and Security Agreement”); and

WHEREAS, that certain Credit Agreement by and between the Borrower, the Lender, the banks party thereto and Bank of America, N.A., as agent for such banks (the “Bank of America Credit Agreement”) dated as of November 24, 1999, as amended has been terminated as of February 28, 2003; and

WHEREAS, that certain Intercreditor Agreement dated as of February 20, 2002, which agreement was amended by that certain Amendment No. 1 to Intercreditor Agreement dated November 26, 2002, (as amended by the Amendment No. 1, the “Intercreditor Agreement”) by and between the Borrower, the Lender and Bank of America, N.A. has been terminated as of February 28, 2003;

WHEREAS, the Borrower and Lender entered into a certain Agreement dated as of February 28, 2003, pursuant to which the Lender agreed to temporarily waive compliance by the Borrower with any of the Negative Covenants in Section 8 of the Credit Agreement, until such time as this Third Amendment was executed; and

WHEREAS, the Borrower and the Lender have agreed to further amend the First Amendment and the Credit Agreement in the manner provided below.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Defined Terms. Except as otherwise expressly specified herein, the terms defined in the Credit Agreement shall have their defined meanings when used herein.

2. Third Amendment of the Credit Agreement. The Credit Agreement (including the Exhibits thereto) is hereby further amended in accordance with Exhibit A hereto: (a) by deleting each term thereof which is lined out; and (b) by inserting each term thereof which is double underlined, in each case in the place where such term appears therein.

3. Second Amendment to First Amendment. The First Amendment is hereby further amended in accordance with Exhibit B hereto: (a) by deleting each term thereof which is lined out; and (b) by inserting each term thereof which is double underlined, in each case in the place where such term appears therein.

4. No Other Amendments. Except as expressly stated herein, the provisions of the Credit Agreement, the Loan Set-Off and Security Agreement, the First Amendment and the Second Amendment are and shall remain in full force and effect.

5. Representations of Borrower; Conditions Precedent; Reliance. The Borrower hereby affirms that, after giving effect to this Third Amendment, (i) all representations and warranties set forth in Sections 6.1 through 6.4 of the Credit Agreement are true and correct in all respects and (ii) all conditions precedent of Borrower set forth in the Credit Agreement have been satisfied or waived. The Borrower acknowledges that the Lender is relying upon such representations and warranties and conditions precedent in executing this Third Amendment, and that any breach, inaccuracy or default by Borrower of the terms of the Credit Agreement or any documents delivered by Borrower thereunder or hereunder shall be subject to Section 9.1 of the Credit Agreement.

6. Governing Law; Counterparts.

(a) THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) This Third Amendment may be executed in any number of counterparts, all of which counterparts, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Third Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

HUGHES ELECTRONICS CORPORATION

By:
Title:

GENERAL MOTORS ACCEPTANCE CORPORATION

By:
Title:

3

EXHIBIT A

CREDIT AGREEMENT

EXHIBIT B

FIRST AMENDMENT